UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2019

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	27-0863354
(Commission File Number)	(IRS Employer Identification No.)

10901 Red Circle Dr., Suite 150, Minnetonka, MN 55343

(Address of principal executive offices and zip code)

952-237-7412

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) Determination of Bonus Awards for Fiscal Year Ended September 30, 2018

On January 29, 2019, the board of directors (the “Board”) of NeuroOne Medical Technologies Corporation (the “Company”) approved cash bonus awards based on Company performance goals for the year ended December 31, 2018 for the Company’s named executive officers identified in the Company’s Transition Report on Form 10-KT, filed with the Securities and Exchange Commission on December 12, 2018 (the “Transition Report”). As of the filing of the Transition Report, the amounts of the bonus awards earned for the nine months ended September 30, 2018 for the named executive officers had not been determined and not calculable and, therefore, were not included in the “Non-Equity Incentive Plan Compensation” column of the summary compensation table included in the Transition Report. As indicated in the applicable footnotes to the summary compensation table included in the Transition Report, the Board had planned to determine such bonus awards and make payment of such bonus awards, if any, by February 2019. All other compensation for the Company’s named executive officers for the nine months ended September 30, 2018 was previously reported by the Company in the summary compensation table included in the Transition Report.

The amounts of Non-Equity Incentive Plan Compensation for the nine months ended September 30, 2018 and the total compensation for the nine months ended September 30, 2018 for the named executive officers, recalculated to include the Non-Equity Incentive Plan Compensation, are set forth below.

Name and Principal Position		Non-Equity Incentive Plan Compensation(1)	Total ($)
Dave Rosa	2018 TP	$129,438	$417,078
Chief Executive Officer and President	2017	$131,600	$495,765
	2016	-	477,898

Amer Samad	2017	-	-
Former Chief Executive Officer	2016	-	-

Thomas Bachinski	2018 TP	$34,525	$211,240
Chief Development Officer	2017	$56,595	$276,363
	2016

Mark Christianson	2018 TP	$36,675	$194,175
Vice President, Business Development and Marketing	2017	$37,500	$246,508
	2016	-	$17,497

(1)	The Board determined the bonus pool based on twelve months ended December 31, 2018 performance. The amounts earned for the year ended December 31, 2018 were prorated for the nine months ended September 30, 2018 transition period and are reflected in the Non-Equity Incentive Plan Compensation column.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ David Rosa
Name: David Rosa
Title: Chief Executive Officer

Dated: February 4, 2019

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